Exhibit 99.1

Last Updated	5/5/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2009 and 2008

		3 Mo. Ended March
Line		2009	2008	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(15)	$(6)	$(9)
2	APS Energy Services	(1)	1	(2)
3	SunCor	(224)	(4)	(220)
4	El Dorado	(6)	(1)	(5)
5	Parent Company	78	4	74

6	Income (Loss) From Continuing Operations	(168)	(6)	(162)
	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	(5)	3	(8)
8	Other	2	(1)	3

9	Total	(3)	2	(5)
10	Net Income (Loss)	(171)	(4)	(167)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	(14)	—	(14)

12	Net Income (Loss) Attributable to Common Shareholders	$(157)	$(4)	$(153)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$(0.15)	$(0.06)	$(0.09)
14	APS Energy Services	(0.01)	0.01	(0.02)
15	SunCor	(2.22)	(0.03)	(2.19)
16	El Dorado	(0.06)	(0.02)	(0.04)
17	Parent Company	0.78	0.04	0.74

18	Income (Loss) From Continuing Operations	(1.66)	(0.06)	(1.60)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	(0.05)	0.03	(0.08)
20	Other	0.02	(0.01)	0.03

21	Total	(0.03)	0.02	(0.05)
22	Net Income (Loss)	(1.69)	(0.04)	(1.65)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	(0.14)	—	(0.14)

24	Net Income (Loss) Attributable to Common Shareholders	$(1.55)	$(0.04)	$(1.51)

25	BOOK VALUE PER SHARE	$31.29	$35.22	$(3.93)

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,986	100,521	465
27	End of Period	101,074	100,625	449
See Glossary of Terms

Last Updated	5/5/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2009 and 2008

		3 Mo. Ended March
Line		2009	2008	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$256	$271	$(15)
29	Business	298	300	(2)

30	Total retail	554	571	(17)
	Wholesale revenue on delivered electricity
31	Traditional contracts	11	12	(1)
32	Off-system sales	22	24	(2)
33	Transmission for others	7	7	—
34	Other miscellaneous services	9	9	—

35	Total regulated operating electricity revenues	603	623	(20)

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	30	(30)

37	Total operating electric revenues	$603	$653	$(50)

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,499	2,774	(275)
39	Business	3,260	3,338	(78)

40	Total retail	5,759	6,112	(353)
	Wholesale electricity delivered
41	Traditional contracts	165	222	(57)
42	Off-system sales	697	416	281
43	Retail load hedge management	152	162	(10)

44	Total regulated electricity	6,773	6,912	(139)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	911	(911)

46	Total electric sales	6,773	7,823	(1,050)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)
47	Deferred fuel and purchased power regulatory asset — beginning balance	$8	$111	$(103)
48	Deferred fuel and purchased power costs — current period	(28)	(11)	(17)
49	Interest on deferred fuel	—	1	(1)
50	Amounts recovered through revenues	(29)	(51)	22

51	Deferred fuel and purchased power regulatory asset — ending balance	$(49)	$50	$(99)

See Glossary of Terms

Last Updated	5/5/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2009 and 2008

		3 Mo. Ended March
Line		2009	2008	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	988,675	982,459	6,216
53	Business	125,111	122,833	2,278

54	Total	1,113,786	1,105,292	8,494
55	Wholesale customers	50	50	—

56	Total customers	1,113,836	1,105,342	8,494

57	Customer growth (% over prior year)	0.8%	2.0%	(1.2)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	2,609	2,694	(85)
59	Business	3,286	3,300	(14)

60	Total	5,895	5,994	(99)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,527	2,824	(297)
62	Business	26,057	27,175	(1,118)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	2,639	2,742	(103)
64	Business	26,266	26,865	(599)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	4,023	4,404	(381)

	WEATHER INDICATORS

	Actual
66	Cooling degree-days	104	105	(1)
67	Heating degree-days	383	583	(200)
68	Average humidity	35%	40%	(5)%

	10-Year Averages
69	Cooling degree-days	71	96	(25)
70	Heating degree-days	571	517	54
71	Average humidity	41%	42%	(1)%
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Last Updated	5/5/2009
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2009 and 2008

		3 Mo. Ended March
Line		2009	2008	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,493	2,315	178
73	Coal	2,951	2,906	45
74	Gas, oil and other	1,025	1,148	(123)

75	Total generation production	6,469	6,369	100

	Purchased power
76	Firm load	508	740	(232)
77	Marketing and trading	260	1,196	(936)

78	Total purchased power	768	1,936	(1,168)

79	Total energy sources	7,237	8,305	(1,068)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	101%	92%	9%
81	Coal	78%	76%	2%
82	Gas, oil and other	14%	16%	(2)%
83	System average	48%	47%	1%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a) (c)
84	Single-family	505	1,967	(1,462)
85	Multi-family	308	1,425	(1,117)

86	Total	813	3,392	(2,579)

	Arizona Job Growth (b) (c)
87	Payroll job growth (% over prior year)	(6.2)%	0.1%	(6.3)%
88	Unemployment rate (%, seasonally adjusted)	7.2%	4.5%	2.7%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

(c)	Economic indicators reflect periods ended February 28, 2009 (latest available data) and February 28, 2008.
See Glossary of Terms